Segment Reporting	12 Months Ended
Dec. 31, 2025
Disclosure of operating segments [abstract]
Segment Reporting	16. Segment Reporting
The Company manages its activities and operates as one business unit which is reflected in its organizational structure and internal reporting. The Company does not distinguish in its internal reporting different segments, neither business nor geographical segments. The chief operating decision-maker is the Board of Directors.
Following table summarizes the product net sales by country of sales based on the country of the entity that recognizes product net sales:

	Year Ended December 31,
(in thousands of $)	2025	20241)	2023
United States	$3,533,939	$1,895,919	$1,046,592
Japan	206,835	89,389	56,432
China	67,920	39,177	14,907
Rest of the World	342,622	161,398	72,852
Total product net sales	$4,151,316	$2,185,883	$1,190,783
1)Comparative figures have been presented to be consistent with the presentation adopted in the current year.
Four U.S. customers represent approximately 78% of the product net sales during the twelve months ended
December 31, 2025 (compared to five U.S. customers which represented 87% in 2024 and four customers which represented 86% for the same period in 2023).
The non-current assets including property, plant and equipment and intangible assets are presented geographically as shown in the table below:

	Year Ended December 31,
(in thousands of $)	2025	2024	2023
Belgium	303,026	209,758	138,252
United States	9,235	11,557	6,219
Japan	1,916	2,242	2,971
Rest of the World	6,173	1,405	461
Total non-current assets	$320,350	$224,962	$147,903
Product net sales and non-current assets in the Netherlands, the Company’s country of domicile, are not material.